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Exhibit 24

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, being a director of Ciber, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints David C. Peterschmidt, Claude J. Pumilia, and M. Sean Radcliffe, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to sign one or more Annual Reports for the Company's fiscal year ended December 31, 2012, on Form 10-K under the Securities Exchange Act of 1934, as amended, or such other form as any such attorney-in-fact may deem necessary or desirable, any amendments thereto, and all additional amendments thereto, each in such form as they or any one of them may approve, and to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done so that such Annual Report shall comply with the Securities Exchange Act of 1934, as amended, and the applicable Rules and Regulations adopted or issued pursuant thereto, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitute or resubstitute, may lawfully do or cause to be done by virtue hereof.

        This Power of Attorney has been signed below as of the 26th day of February, 2013, by the following persons in the capacities indicated.

Signature	Title

/s/ PAUL A. JACOBS Paul A. Jacobs	Chairman of the Board, Director
/s/ MICHAEL BOUSTRIDGE Michael Boustridge	Director
/s/ JEAN-FRANCOIS HEITZ Jean-Francois Heitz	Director
/s/ STEPHEN S. KURTZ Stephen S. Kurtz	Director
/s/ KURT J. LAUK Kurt J. Lauk	Director
/s/ ARCHIBALD J. MCGILL Archibald J. McGill	Director

Signature	Title

/s/ JAMES C. SPIRA James C. Spira	Director
/s/ BOBBY G. STEVENSON Bobby G. Stevenson	Director

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  Exhibit 24
POWER OF ATTORNEY